UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21889

Name of Fund: Access Capital Strategies Community Investment Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)
                         419 Boylston Street, Suite 501
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                                  David F. Sand
                         419 Boylston Street, Suite 501
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

Registrant's Telephone Number, including Area Code: (617) 236-7274

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1. Report to Stockholders

                                     ACCESS
                                     CAPITAL
                      WE CONNECT MAIN STREET TO WALL STREET

Access Capital Strategies Community Investment Fund, Inc.
                                                     ANNUAL REPORT  May 31, 2006

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
A Letter to Shareholders
--------------------------------------------------------------------------------

Dear Shareholder

The mission of the Access Capital Strategies Community Investment Fund, Inc. (the "Fund") is to provide an investment in debt securities that support community development activities serving low- and moderate-income individuals and communities. These activities include investments in affordable housing, education, community health centers and small businesses.

      The Fund, organized on May 14, 1997, only invests in securities having the highest credit rating or that are issued or guaranteed by the U.S. Government, government agencies, or government-sponsored enterprises, such as Fannie Mae or Freddie Mac.

      This report covers the Fund's fiscal year from June 1, 2005 to May 31, 2006, the eighth year of our operations.

Portfolio Management Report

For the year ended May 31, 2006, the Common Stock of Access Capital Strategies Community Investment Fund, Inc. had a net annualized yield of 4.87%, based on a year-end per share net asset value of $9.29 and $.453 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was -.83%, based on a change in per share net asset value from $9.82 to $9.29, and assuming reinvestment of $.451 per share ordinary income dividends. These numbers compare with the total returns for the Fund's Benchmark (80% Merrill Lynch Mortgage Index and 20% Merrill Lynch US Treasuries Index 1-10 years) of +.40% and the Lehman Brothers Aggregate Bond Index total return of -.48%.

      The year ended May 31, 2006 was an unusual time in the credit markets. The U.S. Federal Reserve Board (the "Fed") steadily increased short-term interest rates taking the federal funds rate up in eight consecutive quarter point increments from 3% in June 2005 to 5% in May 2006. Increased short-term interest rates impact the Fund by increasing our borrowing costs and lessening the attractiveness of our use of leverage. During the year, we reduced our use of leverage from 17% of the portfolio in June 2005 to 10% in May 2006. The short-term interest rate increases lead to coupon increases in our holdings of variable rate U.S. Small Business Administration guaranteed small business loans. During the year ended May 31, 2006, we increased our exposure to this asset class from 3% to 5% of the portfolio.

      For much of the year ended May 31, 2006, the longer end of the bond market, where most of our assets are priced, did not follow the Fed's lead. The 10-year US Treasury Note went from a yield of 4.0% in June 2005 to 5.1% in May 2006. While this increase was far less than that of the shorter maturity markets, it was enough to depress bond and mortgage-backed securities ("MBS") prices and to reduce prior trends in mortgage refinancing, causing extension in the expected average lives of MBS.

Community Impact Report

All aspects of the Fund's activities continued to experience strong growth. For the year ended May 31, 2006, net assets grew from $388.3 million to $449.3 million.

      Our total number of shareholders grew from 122 to 130. Our Designated Target Regions, selected by shareholders, expanded from 44 states and territories, including the District of Columbia and Guam, to 46 states and territories.

      While most of our shareholders are financial institutions, we are pleased to report that pension funds, foundations, health care and faith-based investors have also invested in the Fund.

      For the year ended May 31, 2006, the Fund's investment in affordable income mortgages increased approximately 46%, while investment in affordable rental apartment units increased approximately 143%.

Shareholder Dividend Report

For the year ended May 31, 2006, the Fund paid dividends of 45 cents per share.

Other Items

For most of the Fund's operating history, it elected status as a business development company under the Investment Company Act of 1940, as amended. On May 30, 2006, and pursuant to a vote by the Fund's shareholders, the Fund withdrew its election as a business development company and registered as a continuously offered closed-end investment company. The change will have no impact on the Fund's mission or objectives. We will, however, have different reporting requirements with the Securities and Exchange Commission. Starting with this annual report, you will receive annual and semi-annual reports instead of reports filed on Form 10-Ks and 10-Qs. We will also be filing semi-annual reports on Form N-CSR and quarterly portfolio holding information on Form N-Q.

      In March 2001, Merrill Lynch Investment Managers L.P. ("MLIM") became the Fund's sub-investment manager and continues in that role. In February 2006, MLIM and BlackRock Inc. announced their plans to contribute MLIM and certain affiliates to BlackRock to create a new asset management firm. In June 2006, the Fund's Board of Directors voted to seek the services of a new sub-adviser in anticipation that the transaction between BlackRock and MLIM will result in the termination of the Sub-Management Agreement under which MLIM currently provides services to the Fund. The selection of a new sub-adviser will require the approval of the Fund's Board of Directors and shareholders and you should expect to receive a proxy statement and proxy card concerning this issue in the next few months.

      We would like to thank all of you for your continued interest and support of the Access Capital Strategies Community Investment Fund, Inc.

Sincerely yours,


/s/ Ronald A. Homer

Ronald A. Homer
Chairman


/s/ David F. Sand

David F. Sand
Chief Executive Officer and
Chief Investment Officer

July 28, 2006

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, and (b) operating expenses, including advisory fees, shareholder services fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

      The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

      The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

      The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                        Expenses Paid
                                                                 Beginning           Ending           During the Period*
                                                               Account Value      Account Value      December 1, 2005 to
                                                              December 1, 2005     May 31, 2006          May 31, 2006
========================================================================================================================
Actual
========================================================================================================================
Access Capital Strategies Community Investment Fund, Inc.        $   1,000          $1,002.20             $    3.74
========================================================================================================================
Hypothetical (5% annual return before expenses)**
========================================================================================================================
Access Capital Strategies Community Investment Fund, Inc.        $   1,000          $1,021.16             $    3.78
------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Portfolio Information as of May 31, 2006
--------------------------------------------------------------------------------

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Mortgage-Backed Securities--
  Federal National Mortgage Association .................................  63.8%
Mortgage-Backed Securities--
  Federal Home Loan Mortgage Corporation ................................  26.8
Mortgage-Backed Securities--
  Small Business Administration .........................................   5.3
Promissory Notes ........................................................   1.8
Mortgage-Backed Securities--Government
  National Mortgage Association Pool ....................................   1.4
Mortgage-Backed Securities--
  Community Reinvestment Revenue Notes ..................................   0.6
Municipal Bonds .........................................................   0.3
--------------------------------------------------------------------------------

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2006
--------------------------------------------------------------------------------

                                    Face                                                                                Market
                                  Amount                            Mortgage-Backed Securities                           Value
---------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage                 15-Year Fixed Rate Single Family
Association--71.1%                          Mortgage-Backed Securities:
                            $ 12,322,215    4.50%, 6/1/18-11/1/20 ................................................  $  11,754,946
                               7,864,401    5.00%, 12/1/17-2/1/21 ................................................      7,652,534
                               1,300,324    5.50%, 3/1/16-7/1/19 (c) .............................................      1,289,039
                                  69,962    7.00%, 1/1/15 ........................................................         72,218
                                          30-Year Fixed Rate Single Family
                                            Mortgage-Backed Securities:
                              16,174,038    4.50%, 5/1/33-8/1/35 (c) .............................................     14,836,773
                             122,415,131    5.00%, 7/1/32-3/1/36 (c) .............................................    115,743,965
                             102,213,825    5.50%, 9/1/32-4/1/36 (c) .............................................     99,192,458
                              26,089,087    6.00%, 7/1/29-5/1/36 (c) .............................................     25,960,796
                              11,364,164    6.50%, 3/1/31-8/1/34 .................................................     11,558,848
                                 520,031    7.00%, 6/1/29-3/1/31 .................................................        536,584
                                  29,126    7.25%, 12/1/29 .......................................................         30,170
                                 487,753    7.50%, 12/1/29-1/1/31 ................................................        508,929
                                 199,991    8%, 2/1/30-4/1/30 ....................................................        213,318
                            -----------------------------------------------------------------------------------------------------
                                          Total Single Family Mortgage-Backed Securities .........................    289,350,578
                            -----------------------------------------------------------------------------------------------------
                                          Multi Family Mortgage-Backed Securities:
                                 966,154    4.66%, 10/1/13 .......................................................        922,314
                                 486,149    4.78%, 5/1/14 ........................................................        464,231
                                 988,323    4.89%, 6/1/15 ........................................................        941,488
                               9,919,145    4.90%, 9/1/15 ........................................................      9,458,802
                                 964,932    4.93%, 10/1/12 .......................................................        932,541
                               2,460,036    5.22%, 6/1/20 ........................................................      2,348,521
                               1,926,326    5.23%, 4/1/21 ........................................................      1,856,994
                               4,967,659    5.37%, 11/1/21 .......................................................      4,841,205
                               1,042,224    5.41%, 2/1/21 ........................................................      1,019,947
                                 753,740    5.51%, 11/1/21 .......................................................        737,086
                                 865,984    5.79%, 12/1/15 .......................................................        873,181
                               1,181,299    6.38%, 5/1/11 ........................................................      1,222,311
                               1,243,782    6.50%, 5/1/17 ........................................................      1,262,929
                                 806,407    6.53%, 6/1/16 ........................................................        820,698
                                 645,179    6.70%, 6/1/19 ........................................................        668,429
                                 275,884    6.85%. 8/1/09 ........................................................        284,160
                                 599,807    7.58%, 5/1/18 ........................................................        673,327
                                 706,512    7.97%, 9/1/17 ........................................................        799,452
                            -----------------------------------------------------------------------------------------------------
                                          Total Multi Family Mortgage-Backed Securities ..........................     30,127,616
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Federal National Mortgage Association ............................    319,478,194
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage                15-Year Fixed Rate Single Family
Corporation--29.8%                          Mortgage-Backed Securities:
                               1,486,369    4.50%, 1/1/19-11/1/19 ................................................      1,415,309
                               3,421,861    5.00%, 11/1/18-1/1/21 (c) ............................................      3,324,871
                               1,058,696    5.50%, 9/1/19-11/1/19 (c) ............................................      1,048,912
                                          30-Year Fixed Rate Single Family
                                            Mortgage-Backed Securities:
                               1,969,494    4.50%, 8/1/33-9/1/33 .................................................      1,808,683
                              40,881,979    5.00%, 6/1/33-2/1/36 .................................................     38,622,761
                              63,400,622    5.50%, 11/1/32-5/1/36 (c) ............................................     61,554,650
                              20,946,979    6.00%, 3/1/31-6/15/36 ................................................     20,846,272
                               4,293,794    6.50%, 3/1/31-8/1/32 .................................................      4,379,662
                                 625,892    7.00%, 1/1/31-4/1/31 .................................................        646,238
                                 494,568    7.50%, 12/1/29-2/1/30 ................................................        517,058
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Federal Home Loan Mortgage Corporation ...........................    134,164,416
---------------------------------------------------------------------------------------------------------------------------------

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2006 (continued)
--------------------------------------------------------------------------------

                                    Face                                                                                Market
                                  Amount                            Mortgage-Backed Securities                           Value
---------------------------------------------------------------------------------------------------------------------------------
Government National                       30-Year Fixed Rate Single Family
Mortgage Association--1.6%                  Mortgage-Backed Securities:
                            $  2,985,083    5.50%, 1/15/36 .......................................................  $   2,920,936
                                 629,375    6.00%, 12/15/31 ......................................................        630,942
                                  87,804    6.50%, 4/15/32 .......................................................         89,903
                                  86,783    7.00%, 4/15/32 .......................................................         90,124
                                          Multi Family Mortgage-Backed Securities:
                                 618,217    5.125%, 3/15/34 ......................................................        597,681
                                 713,271    5.75%, 9/15/23 .......................................................        704,122
                                 516,001    6.25%, 9/15/32 .......................................................        525,883
                               1,430,463    8.25%, 12/15/32 ......................................................      1,479,402
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Government National Mortgage Association .........................      7,038,993
---------------------------------------------------------------------------------------------------------------------------------
Community Reinvestment         3,000,000    4.21%, 9/1/19 ........................................................      2,885,379
Revenue Notes--0.6%
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Community Reinvestment Revenue Notes .............................      2,885,379
---------------------------------------------------------------------------------------------------------------------------------
Small Business                   723,850    5.05%, 4/25/28 (a) ...................................................        724,788
Administration--5.9% (b)       2,848,416    5.05%, 3/25/29 .......................................................      2,852,377
                               2,589,245    5.05%, 9/25/30 .......................................................      2,593,207
                               1,248,565    5.10%, 3/25/28 .......................................................      1,252,477
                               1,311,363    5.10%, 9/25/29 .......................................................      1,315,710
                               2,010,312    5.10%, 11/25/29 ......................................................      2,017,015
                               1,728,960    5.10%, 4/25/30 .......................................................      1,734,804
                               3,068,562    5.10%, 2/25/31 .......................................................      3,079,200
                                 560,413    5.125%, 6/25/18 (a) ..................................................        561,524
                                 320,022    5.15%, 10/25/10 ......................................................        319,051
                               1,626,215    5.15%, 3/25/14 .......................................................      1,627,316
                               1,727,301    7.625%, 10/25/15 .....................................................      1,850,371
                               2,911,535    7.875%, 10/25/15 .....................................................      3,144,458
                               1,259,725    7.875%, 5/25/16 ......................................................      1,340,950
                               1,458,412    8.08%, 12/25/15 ......................................................      1,564,033
                                 425,399    8.375%, 1/25/09 ......................................................        434,228
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Small Business Administration ....................................     26,411,509
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Mortgage-Backed Securities
                                          (Cost--$508,248,490)--109.0% ...........................................    489,978,491
---------------------------------------------------------------------------------------------------------------------------------

                                                                    Promissory Notes
---------------------------------------------------------------------------------------------------------------------------------
                               9,375,000  Massachusetts Housing Investment Corporation, 6.67%
                                            due 4/1/35 (d) .......................................................      9,153,281
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Promissory Notes
                                          (Cost--$9,375,000)--2.0% ...............................................      9,153,281
---------------------------------------------------------------------------------------------------------------------------------

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Schedule of Investments as of May 31, 2006 (concluded)
--------------------------------------------------------------------------------

                                    Face                                                                                Market
                                  Amount                            Municipal Bonds                                      Value
---------------------------------------------------------------------------------------------------------------------------------
                            $    140,000  Guam Power Authority Revenue Bonds, Series A,
                                            5% due 10/01/24 ......................................................  $     143,931
                                 725,000  Utah Housing Corporation Single Family Mortgage
                                            Revenue Bonds, 3.36% due 7/1/14 ......................................        672,351
                                 835,000  Utah Housing Corporation Single Family Mortgage
                                            Revenue Bonds, 3.48% due 7/1/14 ......................................        792,532
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Municipal Bonds (Cost--$1,702,501)--0.4% .........................      1,608,814
---------------------------------------------------------------------------------------------------------------------------------
                                          Total Investments (Cost--$519,325,991*)--111.4% ........................    500,740,586

                                          Liabilities in Excess of Other Assets--(11.4%) .........................    (51,416,350)
                                                                                                                    -------------
                                          Net Assets--100.0% .....................................................  $ 449,324,236
                                                                                                                    =============

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $519,325,991
                                                                   ============
      Gross unrealized appreciation .............................  $    444,904
      Gross unrealized depreciation .............................   (19,030,309)
                                                                   ------------
      Net unrealized depreciation ...............................  $(18,585,405)
                                                                   ============

(a) All or a portion held as collateral in connection with open financial futures contracts.
(b)   Floating rate security.
(c) All or a portion provided as collateral in connection with open reverse repurchase agreements.
(d) Restricted securities as to resale, representing 2.0% of net assets, were as follows:

      ---------------------------------------------------------------------------------------------------------------
      Issue                                                         Acquisition Date         Cost             Value
      ---------------------------------------------------------------------------------------------------------------
      Massachusetts Housing Investment Corporation, 6.67%
        due 4/1/35 .................................................    3/29/05           $9,375,000       $9,153,281
      ---------------------------------------------------------------------------------------------------------------

o     Financial futures contracts sold as of May 31, 2006 were as follows:

      -----------------------------------------------------------------------------------------
                                                                                    Unrealized
      Number of                             Expiration            Face             Appreciation
      Contracts          Issue                 Date              Value            (Depreciation)
      -----------------------------------------------------------------------------------------
         275      U.S. Treasury Notes     September 2006      $28,602,130              $109,552
         210      U.S. Treasury Notes     September 2006      $22,001,799               (31,795)
      -----------------------------------------------------------------------------------------
      Total Unrealized Appreciation--Net                                               $ 77,757
                                                                                       ========

See Notes to Financial Statements.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Statement of Assets, Liabilities and Capital as of May 31, 2006
--------------------------------------------------------------------------------

Assets:
Investments in unaffiliated securities, at value (Identified cost--$519,325,991) ...........                          $ 500,740,586
Cash .......................................................................................                                946,039
Receivables:
  Interest .................................................................................     $   2,563,326
  Capital shares sold ......................................................................         2,465,000
  Principal paydowns .......................................................................           462,291
  Variation margin .........................................................................           126,797            5,617,414
                                                                                                 -------------
Prepaid expenses and other assets ..........................................................                                 38,222
                                                                                                                      -------------
Total assets                                                                                                            507,342,261
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payables:
  Reverse repurchase agreements (including accrued interest of $86,606) ....................        52,835,442
  Securities purchased .....................................................................         3,628,400
  Dividends to shareholders ................................................................         1,239,108
  Investment adviser .......................................................................           165,368
  Other affiliates .........................................................................             7,580           57,875,898
                                                                                                 -------------
Accrued expenses ...........................................................................                                142,127
                                                                                                                      -------------
Total liabilities ..........................................................................                             58,018,025
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Net Assets .................................................................................                          $ 449,324,236
                                                                                                                      =============
-----------------------------------------------------------------------------------------------------------------------------------
Capital:
Common Stock, $.0000001 par value, 100,000,000 shares authorized ...........................                          $           5
Paid-in capital in excess of par ...........................................................                            478,158,292
Accumulated distributions in excess of investment income--net ..............................     $  (1,310,503)
Accumulated realized capital losses--net ...................................................        (9,015,910)
Unrealized depreciation--net ...............................................................       (18,507,648)
                                                                                                 -------------
Total accumulated losses--net ..............................................................                            (28,834,061)
                                                                                                                      -------------
Total capital--Equivalent to $9.29 per share based on 48,363,987 shares of capital
  stock outstanding ........................................................................                          $ 449,324,236
                                                                                                                      =============

See Notes to Financial Statements.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Statement of Operations for the Year Ended May 31, 2006
--------------------------------------------------------------------------------

Investment Income:
Interest ...................................................................................                          $  25,690,061
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Interest expense ...........................................................................     $   2,504,592
Management fees ............................................................................         2,425,762
Professional fees ..........................................................................           250,409
Accounting services ........................................................................           148,647
Pricing fees ...............................................................................            60,732
Custodian fees .............................................................................            58,612
Transfer agent fees ........................................................................            50,019
Directors' fees and expenses ...............................................................            47,071
Other ......................................................................................            66,614
                                                                                                 -------------
Total expenses before reimbursement ........................................................         5,612,458
Reimbursement of expenses ..................................................................            36,793
                                                                                                 -------------
Total expenses after reimbursement .........................................................                              5,649,251
                                                                                                                      -------------
Investment income--net .....................................................................                             20,040,810
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Realized & Unrealized Gain (Loss):
Realized gain (loss) on:
  Investments--net .........................................................................          (510,532)
  Futures contracts--net ...................................................................         1,902,139            1,391,607
                                                                                                 -------------
Change in unrealized appreciation/depreciation on:
  Investments--net .........................................................................       (24,641,727)
  Futures contracts--net ...................................................................           303,749          (24,337,978)
                                                                                                 -------------        -------------
Total realized and unrealized loss--net ....................................................                            (22,946,371)
                                                                                                                      -------------
Net Decrease in Net Assets Resulting from Operations .......................................                          $  (2,905,561)
                                                                                                                      =============

See Notes to Financial Statements.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      For the Year Ended May 31,
                                                                                                 ----------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                  2005
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .....................................................................     $  20,040,810        $  18,064,128
Realized gain (loss)--net ..................................................................         1,391,607           (3,045,862)
Change in unrealized appreciation/depreciation--net ........................................       (24,337,978)          10,323,194
                                                                                                 -------------        -------------
Net increase (decrease) in net assets resulting from operations ............................        (2,905,561)          25,341,460
                                                                                                 -------------        -------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ......................................       (20,040,810)         (18,064,128)
                                                                                                 -------------        -------------
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock Transactions:
Net proceeds from sale of shares ...........................................................        92,720,000           41,905,000
Value of shares issued to shareholders in reinvestment of dividends ........................         5,379,818            3,855,491
                                                                                                 -------------        -------------
Total issued ...............................................................................        98,099,818           45,760,491
Value of shares redeemed ...................................................................       (14,128,151)         (11,306,083)
                                                                                                 -------------        -------------
Net increase in net assets derived from capital stock transactions .........................        83,971,667           34,454,408
                                                                                                 -------------        -------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
Total increase in net assets ...............................................................        61,025,296           41,731,740
Beginning of year ..........................................................................       388,298,940          346,567,200
                                                                                                 -------------        -------------
End of year* ...............................................................................     $ 449,324,236        $ 388,298,940
                                                                                                 =============        =============
  * Accumulated distributions in excess of investment income--net ..........................     $  (1,310,503)       $  (1,310,503)
                                                                                                 =============        =============

See Notes to Financial Statements.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Statement of Cash Flows for the Year Ended May 31, 2006
--------------------------------------------------------------------------------

Cash Used For Operating Activities:
Net decrease in net assets resulting from operations .........................................................        $  (2,905,561)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
  Increase in other receivables ..............................................................................             (555,748)
  Increase in prepaid expenses and other assets ..............................................................              (37,661)
  Decrease in other liabilities ..............................................................................              (45,552)
  Realized and unrealized loss--net ..........................................................................           22,946,371
  Realized and unrealized gain on futures contracts--net .....................................................            2,205,888
  Amortization of premium and discount .......................................................................               71,998
  Proceeds from paydowns and sales of long-term investments...................................................          100,478,226
  Purchases of long-term investments .........................................................................         (169,654,267)
                                                                                                                      -------------
Cash used for operating activities ...........................................................................          (47,496,306)
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Cash Provided by Financing Activities:
Proceeds from issuance of Common Stock .......................................................................           92,150,289
Cash receipts from reverse repurchase agreements .............................................................          172,532,000
Cash payments on reverse repurchase agreements ...............................................................         (188,296,164)
Cash payments on Common Stock redeemed .......................................................................          (14,128,151)
Dividends paid to shareholders ...............................................................................          (14,910,197)
                                                                                                                      -------------
Cash provided by financing activities ........................................................................           47,347,777
                                                                                                                      -------------
-----------------------------------------------------------------------------------------------------------------------------------
Cash:
Net decrease in cash .........................................................................................             (148,529)
Cash at beginning of year ....................................................................................            1,094,568
                                                                                                                      -------------
Cash at end of year ..........................................................................................        $     946,039
                                                                                                                      =============
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Cash Flow Information:
Cash paid for interest .......................................................................................        $   2,501,765
                                                                                                                      =============
-----------------------------------------------------------------------------------------------------------------------------------
Non-Cash Financing Activities:
Capital shares issued in reinvestment of dividends paid to shareholders ......................................        $   5,379,818
                                                                                                                      =============

See Notes to Financial Statements.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  For the Year Ended May 31,
The following per share data and ratios have been derived  ------------------------------------------------------------------------
from information provided in the financial statements.       2006            2005            2004            2003            2002++
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .....................   $   9.82        $   9.62        $  10.21        $  10.19        $   9.97
                                                           --------        --------        --------        --------        --------
Investment income--net .................................        .45**           .48**           .54**           .62**           .64
Realized and unrealized gain (loss)--net ...............       (.53)            .20            (.59)            .12             .22
                                                           --------        --------        --------        --------        --------
Total from investment operations .......................       (.08)            .68            (.05)            .74             .86
                                                           --------        --------        --------        --------        --------
Less dividends from investment income--net .............       (.45)           (.48)           (.54)           (.72)           (.64)
                                                           --------        --------        --------        --------        --------
Net asset value, end of year ...........................   $   9.29        $   9.82        $   9.62        $  10.21        $  10.19
                                                           ========        ========        ========        ========        ========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Return:*
Based on net asset value per share .....................       (.83%)          7.14%           (.56%)          7.46%           8.88%
                                                           ========        ========        ========        ========        ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:+
Expenses, net of reimbursement and excluding interest
  expense and investment structuring fees ..............        .74%            .85%            .87%            .68%            .64%
                                                           ========        ========        ========        ========        ========
Expenses, excluding interest expense ...................        .73%            .74%            .78%            .75%            .77%
                                                           ========        ========        ========        ========        ========
Expenses ...............................................       1.32%           1.13%           1.04%           1.04%           1.06%
                                                           ========        ========        ========        ========        ========
Investment income--net .................................       4.72%           4.87%           5.43%           6.08%           6.41%
                                                           ========        ========        ========        ========        ========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets, Plus Average Borrowings:+@
Expenses, net of reimbursement and excluding interest
  expense and investment structuring fees ..............        .65%            .72%            .71%            .57%            .58%
                                                           ========        ========        ========        ========        ========
Expenses, excluding interest expense ...................        .64%            .63%            .64%            .64%            .68%
                                                           ========        ========        ========        ========        ========
Expenses ...............................................       1.16%            .96%            .85%            .88%            .94%
                                                           ========        ========        ========        ========        ========
Investment income--net .................................       4.13%           4.13%           4.44%           5.14%           5.73%
                                                           ========        ========        ========        ========        ========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:
Net assets, end of year (in thousands) .................   $449,324        $388,299        $346,567        $247,034        $184,884
                                                           ========        ========        ========        ========        ========
Portfolio turnover .....................................         21%             33%             46%             42%             20%
                                                           ========        ========        ========        ========        ========

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+ Effective June 1, 2003, the 6 basis point (0.06%) and 2 basis point (0.02%) expense reimbursement caps described below were replaced with and superceded by a 25 basis point (0.25%) expense reimbursement cap. To the extent that the Fund's operating expenses (exclusive of management fees and interest expense) in a given fiscal year are less than 25 basis points (0.25%) of the Fund's monthly average net assets, the Fund will repay the Fund's investment manager ("Access") and sub-investment manager ("MLIM") for operating expenses previously borne or reimbursed by Access and MLIM (provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund's monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year). Prior to that time, the Fund's operating expenses were being recorded by the Fund and the Fund was being reimbursed by Access and MLIM for operating expenses in excess of 6 basis points (0.06%). Prior to June 1, 2003, the expense reimbursement cap was 6 basis points (0.06%). During the fiscal year ended May 31, 2003, the Fund also continued to be charged 2 basis points (0.02%) of the Fund's total assets, including assets purchased with borrowed funds, to reimburse Access for unreimbursed expenses relating to the Fund paid by Access prior to March 2001.
++ For the year ended May 31, 2002, per share operating performance figures have been adjusted to reflect a 10,000-for-1 stock split that occurred on July 9, 2001.
@ This ratio is calculated based upon the average net assets plus average borrowings.


      See Notes to Financial Statements.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

(1) Organization

Access Capital Strategies Community Investment Fund, Inc. (the "Fund"), a Maryland Corporation, is registered as a non-diversified, continuously offered, closed-end management investment company. Since its inception, the Fund elected status as a business development company under the Investment Company Act of 1940 (the "1940 Act"), but withdrew its election on May 30, 2006, and is now registered as a continuously offered, closed-end interval fund under the 1940 Act.

      The Fund's investment objective is to invest in geographically specific private placement debt securities located in portions of the United States designated by Fund investors. The Fund invests primarily in private placement debt securities specifically designed to support underlying community development activities targeted to low- and moderate-income individuals such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors. The Fund's Articles of Incorporation provide that on December 31, 2032 the Fund will terminate operations and all investors will be required to tender all shares outstanding.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported therein. Although actual results may differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

      (a) Valuation of Securities--Portfolio securities for which the principal market is a securities exchange will be valued at the closing sales price on that exchange on the day of computation, or, if there have been no sales during such day, at the bid quotations. If no such bid prices are available, then the securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Directors of the Fund (the "Board"). Promissory Notes are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Portfolio securities for which the principal market is not a securities exchange and for which the Fund can obtain a price from an independent pricing agent are valued at a price obtained from the independent pricing agent. The price is adjusted for the Community Reinvestment Act ("CRA") premium, which is obtained from an independent source. Portfolio securities for which the principal market is not a securities exchange and the Fund cannot obtain a price from an independent pricing agent, are valued at their respective fair market values by the Merrill Lynch Investment Managers, L.P. ("MLIM") Fixed Income Pricing Committee, provided that the price (or change in price) does not affect the Fund's Net Asset Value ("NAV") by more than 1 1/42 of 1%. Portfolio securities for which the principal market is not a securities exchange, and the Fund cannot obtain a price from an independent pricing agent, and the price (or change in price) of which the MLIM Fixed Income Pricing Committee determines would affect the Fund's NAV by more than 1 1/42 of 1% are valued at their respective fair market values by the Fund's Pricing Committee.

      Financial futures contracts are stated at market value. All other assets and securities including securities for which market quotations are not readily available are valued at their fair value as determined in good faith under the general supervision of the Board. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, the close of the market on which such securities trade) and the close of business on the New York Stock Exchange. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Board, or by the Fund's investment manager, Access Capital Strategies LLC ("Access"), or its sub-manager, MLIM, using a pricing service and/or procedures approved by the Board.

      (b) Repurchase Agreements--It is the policy of the Fund to require the custodian to take possession by having legally segregated in the Federal Reserve book entry system all securities held as collateral in support of the repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

      The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the manager or the sub-manager to be creditworthy pursuant to guidelines established by the Board. Risk may arise from potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

      (c) Reverse Repurchase Agreements--To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are deemed by the Fund's manager or sub-manager to be creditworthy pursuant to the guidelines established by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

      (d) Derivatives--The Fund may use derivative instruments, including futures, forwards, options, indexed securities and inverse securities for hedging purposes only. During the fiscal year ended May 31, 2006, the Fund only used financial futures contracts. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. Losses may also arise due to changes in the value of the contract or if the counterparty does not perform under the contract. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be available or cost effective.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      (e) Leverage--The Fund may borrow money from and issue debt securities to banks, insurance companies, and other lenders to obtain additional funds to invest in private placement debt securities.

      (f) Security Transactions and Investment Income--Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis. Income and expenses are recorded on the accrual basis. Premiums and discounts on mortgage-backed securities are amortized and accreted into interest income using the effective-yield method.

      (g) Federal Income Taxes--No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders.

      (h) Distributions to Shareholders--The Fund declares daily and distributes dividends monthly from net investment income. The Fund distributes dividends annually from net realized capital gains, if any, after offsetting capital loss carryforwards.

      (i) Securities Sold Short--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest declared or accrued during the period that the security is sold short.

(3) Investments

Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended May 31, 2006 were $168,945,654 and $100,679,723, respectively.

(4) Investment Management Agreement and Other Transactions with Affiliates

Access serves as the Fund's Investment Manager. Access is a registered investment adviser under the Investment Advisers Act of 1940. As of May 31, 2006, the Federal National Mortgage Association ("Fannie Mae") through its affiliate, the Fannie Mae American Communities Fund, holds 32% equity interest in Access. At May 31, 2006, the Fund held $319,478,194 in Fannie Mae mortgage-backed securities representing 71.1% of the Fund's net assets.

      For the fiscal year ended May 31, 2006, Access was paid an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund's average monthly gross assets less accrued liabilities, other than indebtedness for borrowings.

      Access has entered into a sub-management agreement (the "Sub-Management Agreement") with MLIM. Under the Sub-Management Agreement, MLIM has assumed certain investment and administrative duties of Access and for such services MLIM receives from Access an annual sub-management fee paid monthly at an annual rate of 25 basis points (0.25%) of the Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings. For the year ended May 31, 2006, 12.2% of the Fund's outstanding shares are owned by Merrill Lynch Community Development Corp., an affiliate of MLIM.

      Access and MLIM have agreed to reimburse the Fund so that the annual operating expenses (excluding management fees and interest expense) will not exceed 25 basis points (0.25%) (the "Expense Cap") of the Fund's average gross monthly assets, less accrued liabilities other than indebtedness for borrowings. For the year ended May 31, 2006, Access and MLIM have reimbursed the Fund $5,615, which represents the amount of total annual operating expenses that exceeded the Expense Cap. To the extent that the Fund's operating expenses in a given fiscal year are less than 25 basis points (0.25%) of the Fund's monthly average net assets, the Fund will repay Access and MLIM for operating expenses previously borne or reimbursed by Access and MLIM (provided that in no circumstance will the Fund pay or reimburse more than 25 basis points (0.25%) of the Fund's monthly average assets for operating expenses and expense reimbursement collectively in any fiscal year). For the year ended May 31, 2006, the Fund repaid Access and MLIM $42,408, which was the remainder of the previously unreimbursed expenses.

      For certain issues purchased by the Fund, the issuer may pay a 100 basis point (1%) structuring fee to the Fund. In the event that the Fund receives a structuring fee from an issuer, Access charges the Fund an investment structuring fee equal to 100 basis points (1%). No structuring fees were received or paid in the year ended May 31, 2006.

      Access maintains a shareholder account for each investor in the Fund. Investors making a commitment to the Fund pay Access a one-time commitment fee of 25 basis points (0.25%) of the commitment. During the year ended May 31, 2006, Access received $90,500 in commitment fees, of which $37,000 was paid to FAM Distributors, Inc. ("FAMD"), an affiliate of MLIM.

      For the year ended May 31, 2006, the Fund reimbursed MLIM $9,632 for certain accounting services.

      In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, received $126 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2006.

      Merrill Lynch Alternative Investments LLC ("MLAI"), an affiliate of MLIM, is the Fund's transfer agent. Effective on or around August 1, 2006, the Fund will begin to use UMB Fund Services, Inc. for its transfer agent services.

      Certain officers and/or directors of the Fund are officers and/or directors of MLIM, MLAI, FAMD, and/or ML & Co.

      In February 2006, Merrill Lynch & Co. ("ML & Co.") and BlackRock, Inc. ("BlackRock") entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock. The transaction is expected to close in the third quarter of 2006.

(5) Capital Share Transactions

The Fund has authorized 100,000,000 shares of $.0000001 par value Common Stock. Shares issued and outstanding during the year ended May 31, 2006 increased by 8,811,609; 9,731,141 as a result of shares sold and 564,913 as a result of dividend reinvestment. 1,484,445 shares were redeemed. During the year ended May 31, 2005, shares issued and outstanding increased by 3,516,788; 4,271,086 as a result of shares sold and 393,911 as a result of dividend reinvestment. 1,148,209 shares were redeemed.

      As described in the Fund's Private Offering Memorandum ("Offering Memorandum"), shareholders of the Fund may be offered the opportunity to participate in a quarterly repurchase program. In every quarter since inception, June 23, 1998, the Fund has offered shareholders the opportunity to participate in this program. Four times each year shareholders receive a letter asking if they wish to redeem some or all of their Fund shares. Investors redeeming their shares will receive the then current net asset value per share and have transferred to their account the net proceeds from liquidation of their shares of the Fund. During the fiscal year ended May 31, 2006, four shareholders opted to redeem a total of 1,484,445 Fund shares for total proceeds of $14,128,151. During the fiscal year ended May 31, 2005, four shareholders opted to redeem a total of 1,148,209 Fund shares for total proceeds of $11,306,083. Furthermore, as described in the Offering Memorandum, certain institutional investors ("accredited investors") may periodically purchase shares of the Fund at its current net asset value per share. During the year ended May 31, 2006, 56 accredited investors purchased and reinvested dividends of 10,296,054 shares for total proceeds of $98,099,818. During the prior year period, 58 accredited investors purchased and reinvested dividends of 4,664,997 shares for total proceeds of $45,760,491. As stipulated by the Offering Memorandum, the Fund will terminate operations, and all investors will be required to tender all shares outstanding on December 31, 2032.

(6) Reverse Repurchase Agreements

For the year ended May 31, 2006, the average amount borrowed was approximately $60,755,000 and the daily weighted average interest rate was 4.12%.

(7) Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   5/31/2006          5/31/2005
--------------------------------------------------------------------------------
Distributions from:
  Ordinary income ........................        $20,040,810        $18,064,128
                                                  -----------        -----------
Total taxable distributions ..............        $20,040,810        $18,064,128
                                                  ===========        ===========
--------------------------------------------------------------------------------

      As of May 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Accumulated distributions in excess of
  investment income--net ................................        $ (1,310,503)
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed losses--net .........................          (1,310,503)
Capital loss carryforward ...............................          (8,644,698)*
Post-October losses--net ................................            (226,439)
Unrealized losses--net ..................................         (18,652,421)**
                                                                 ------------
Total accumulated losses--net ...........................        $(28,834,061)
                                                                 ============
-----------------------------------------------------------------------------

* On May 31, 2006, the Fund had a net capital loss carryforward of $8,644,698, of which $16,310 expires in 2007, $137,249 expires in 2008,
      $644,962 expires in 2009, $310,646 expires in 2010, $1,093,937 expires in
      2011, $2,026,076 expires in 2012, $3,756,334 expires in 2013 and $659,184 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

(8) Subsequent Event

On June 27, 2006, the Board directed Access to solicit proposals for a new sub-manager in anticipation that the transaction between BlackRock and ML & Co. will result in the termination of the Sub-Management Agreement, and MLIM will cease to serve as the Fund's Sub-Manager after the transaction with BlackRock has been consummated.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Access Capital Strategies Community Investment Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Access Capital Strategies Community Investment Fund, Inc. as of May 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Strategies Community Investment Fund, Inc. as of May 31, 2006, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 27, 2006

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Matters Submitted to Vote of Shareholders
--------------------------------------------------------------------------------

During the twelve-month period ended May 31, 2006, Access Capital Strategies Community Investment Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on March 28, 2006. The total number of shares of stock of the Fund entitled to vote at the meeting was 47,324,197.255 and the numbers of shares of stock of the Fund represented in person or by proxies received with respect to the meeting and not revoked at or prior to the meeting were 28,420,426.250. A description of the proposals and number of shares voted are as follows:

                                                                                    Shares               Shares            Shares
                                                                                   Voted For         Voted Against       Abstaining
------------------------------------------------------------------------------------------------------------------------------------
                                                                                26,489,418.822        1,931,007.43            0
------------------------------------------------------------------------------------------------------------------------------------
Proposal 1. Approval of authorization to withdraw the Fund's election to be treated as a business development company and continue operations as a registered closed-end investment company.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares               Shares            Shares
                                                                                   Voted For         Voted Against       Abstaining
------------------------------------------------------------------------------------------------------------------------------------
                                                                                26,489,418.822        1,931,007.43            0
------------------------------------------------------------------------------------------------------------------------------------
Proposal 2. Election of Directors:  Peter Blampied
                                    Ronald Homer
                                    Carl Kester
                                    Kevin Mulvaney
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares               Shares            Shares
                                                                                   Voted For         Voted Against       Abstaining
------------------------------------------------------------------------------------------------------------------------------------
                                                                                28,420,426.252             0                  0
------------------------------------------------------------------------------------------------------------------------------------
Proposal 3. Ratification of the selection of Deloitte & Touche, LLP, as the independent auditors of the Fund for the fiscal year ended May 31, 2006.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares               Shares            Shares
                                                                                   Voted For         Voted Against       Abstaining
------------------------------------------------------------------------------------------------------------------------------------
                                                                                22,855,330.510       2,934,359.762     2,630,735.976
------------------------------------------------------------------------------------------------------------------------------------
Proposal 4. Transaction of such other business as may properly come before the Meeting.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

Starting in the fiscal year ending May 31, 2007, the Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Disclosure of Investment Advisory Agreement
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that the Investment Advisory and Subadvisory Agreements of the Fund be approved annually by the Fund's Board of Directors (the "Board"), including a majority of the independent directors (the "Independent Directors") voting separately.

      At an in-person meeting held on March 28, 2006, the Board considered and approved the continuance of the Fund's Investment Advisory Agreement with Access Capital Strategies, LLC (the "Adviser") and the Subadvisory Agreement with Merrill Lynch Investment Management, LP (the "Subadviser"). In their deliberations, the Independent Directors had the opportunity to meet privately in executive session without representatives of the Adviser or the Subadviser present. In evaluating the Investment Advisory and Subadvisory Agreements, the Board reviewed materials furnished by the Adviser and the Subadviser, including information about their respective affiliates, personnel, and operations and relied upon their knowledge of the Adviser resulting from their quarterly meetings, periodic telephonic meetings and other communications throughout the year.

      At the March 28, 2006 meeting, which had been called for the purpose of considering approval of the Investment Advisory and Subadvisory Agreements, and at other prior meetings during the course of the year, the Board, including the Independent Directors, requested and received materials and presentations relating to Fund performance and the services rendered by the Adviser and Subadviser. In considering the approval of the Fund's Investment Advisory and Subadvisory Agreements, the Board, including the Independent Directors, evaluated a number of factors relevant to their determination. They did not identify any single factor as all-important or controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor. Among the factors considered by the Board in approving the Advisory and Subadvisory Agreements were the following:

Nature, Scope and Extent of Services

The Board considered the nature, scope and extent of the services provided by the Adviser and Subadviser. In their deliberations as to the approval of the Fund's Investment Advisory and Subadvisory Agreements, the members of the Board were mindful of the Adviser's services to the Fund since its inception and by the Subadviser since assuming its function in 2001. The Board also evaluated the financial and other resources devoted by the Adviser and Subadviser to the Fund, including the experience and skills of their management, investment, legal, compliance and administrative personnel. The Board also considered the resources made available to such personnel and the organizational depth and stability of both the Adviser and Subadviser. The Board noted in particular the good working relationships the Adviser enjoys with portfolio management personnel at the Subadviser. The Board also noted that, with the February 15, 2006 announcement that the Subadviser was to become part of a new asset management firm, it would become necessary for the Fund's Board and shareholders to consider and approve any agreement for the provision of advisory or management services that might be proposed by the new company.

Investment Performance, Advisory Fees and Expense Ratios

In considering the Fund's performance, advisory fees and expense ratio, the Board requested and received from the Adviser data comparing the Fund's performance to that of its most relevant peer. The Board considered the Fund's relative performance, evaluating net total returns for the 12-month, 3-year (annualized), and 5-year (annualized) periods as of February 28, 2006. On the basis of this evaluation, the Board concluded that the nature and quality of services provided by the Adviser historically have been and continue to be satisfactory, and that the performance of the Fund over time has been satisfactory. The Board noted that assets under management, relative to the Fund's chief competitor, were lower, but that its performance was stronger over the periods described by the Adviser.

      The Board also considered the fee structure under the Advisory and Subadvisory Agreements and other expenses. The Adviser reviewed the fees, noting that the formula had remained the same since the Board last approved changes in 2003, and that they were favorable in comparison to its most relevant peer. The Subadviser noted that it has provided services beyond those described under the Subadvisory Agreement, including certain back office and administrative services. Based on these descriptions, the Board determined that the fees and expenses were reasonable and the product of arm's length negotiation.

      The Board also considered the Fund's expense ratios, noting that these were favorable in that they averaged around 14 or 15 basis points, which is well below the 25 basis point expense cap on reimbursements, and compared favorably to its most relevant peer.

Profitability--The Board also considered the Adviser's profitability in managing the Fund as presented by the Adviser. The Board acknowledged that a reasonable level of profitability was important to provide suitable incentives to the Adviser, particularly to invest in infrastructure and other resources to support and enhance the Fund's operations, and noted that the Adviser reported a negative net income for its most recent reporting period, attributable to, among other things, its investments in staffing and infrastructure improvements.

Economies of Scale--The Board also considered the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund's advisory fee level reflects these economies of scale for the benefit of Fund investors. The Board concluded that the existing fee structures reflected economies of scale to date. The Board intends to monitor the Fund's asset growth in connection with future determinations as to advisory agreement approvals to determine whether any economies of scale achieved may require reevaluation of the Fund's advisory fee.

      In an executive session, the Independent Directors thoroughly reviewed and evaluated the factors to be considered for approval of the Advisory and Subadvisory Agreements including, but not limited to, the expenses incurred in performance of services under the Advisory and Subadvisory Agreements; the compensation to be received by the Advisor and Subadvisor; the profitability of the Advisor; the fees charged by the adviser of the Fund's nearest peer; the past performance of the Adviser; the range and quality of services provided by the Adviser and Subadviser.

      The Independent Directors expressed that they were satisfied with the information provided at the Board meeting and prior Board meetings, and that they had received sufficient information to consider and approve the renewal of the Advisory and Subadvisory Agreements.

Conclusion

The foregoing factors were among those weighed by the Board in determining that they had a reasonable basis to approve the terms and conditions of the Fund's Advisory and Subadvisory Agreements as fair and reasonable to be continued for a one-year period.

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Officers and Directors
--------------------------------------------------------------------------------

Interested Director and Fund Officers

                                                                                                    Number of
                                                                                                  Portfolios in
                                                                                                   Fund Complex
                       Position(s) Held   Term of Office and    Principal Occupation(s)              Overseen    Other Directorships
Name, Address & Age**  with Registrant   Length of Time Served  During Past 5 Years                 by Director    Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Homer        Director and       Director since 1997   CEO & Co-Managing Member, Access       None             None
419 Boylston Street    Chairman of                              Capital Strategies LLC (the
Suite 501              the Board                                Manager) since 1997; President &
Boston, MA 02116                                                CEO, Boston Bank of Commerce,
Age: 59                                                         from 1983 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
David F. Sand          Chief Executive         CEO since        President & Co-Managing Member,        None             None
419 Boylston Street    Officer ("CEO")            1997          Access Capital Strategies LLC.
Suite 501
Boston, MA 02116
Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey Hiller         Chief Compliance     Chief Compliance    Chief Compliance Officers of the       None             None
P.O. Box 9095          Officer             Officer since 2005   MLIM/FAM-advised funds and First
Princeton, NJ 08543                                             Vice President and Chief
Age: 54                                                         Compliance Officer of MLIM
                                                                (Americas Region) since 2004;
                                                                Chief Compliance Officer of the
                                                                IQ Funds since 2004; Global
                                                                Director of Compliance at Morgan
                                                                Stanley Investment Management
                                                                from 2002 to 2004; Managing
                                                                Director and Global Director of
                                                                Compliance at Citigroup Asset
                                                                Management from 2000 to 2002;
                                                                Chief Compliance Officer at Soros
                                                                Fund Management in 2000; Chief
                                                                Compliance Officer at Prudential
                                                                Financial from 1995 to 2000;
                                                                Senior Counsel in the
                                                                Commission's Division of
                                                                Enforcement in Washington, D.C.
                                                                from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino    Secretary               Secretary        Director (Legal Advisory) of           None             None
P.O. Box 9095                                  since 2005       MLIM since 2002; Vice President
Princeton, NJ 08543                                             of MLIM from 1999 to 2002;
Age: 46                                                         Attorney associated with Merrill
                                                                Lynch Investment Managers, L.P.
                                                                since 1997; Secretary of MLIM,
                                                                Fund Asset Management L.P., FAMD
                                                                and Princeton Services, Inc.
                                                                since 2004.
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
Access Capital Strategies Community Investment Fund, Inc.
Officers and Directors (concluded)
--------------------------------------------------------------------------------

Independent Directors

                                                                                                    Number of
                                                                                                  Portfolios in
                                                                                                  Fund Complex
                       Position(s) Held    Term of Office and   Principal Occupation(s)              Overseen    Other Directorships
Name, Address & Age**  with Registrant   Length of Time Served  During Past 5 Years                 by Director    Held by Director
------------------------------------------------------------------------------------------------------------------------------------
Peter J. Blampied*     Director              Director since     President, Corcoran Management         None       Director of A.W.
25 Lincoln Street                                 1997          Company, a real estate firm,                      Perry, Inv.
Hingham, MA 02043                                               since 1998; Vice Chairman,                        (1998-present) and
Age: 63                                                         Citizens Bank of Massachusetts,                   a Trustee of
                                                                from 1993 to 1994; Chairman,                      Northeast
                                                                President & CEO Boston Five                       Investors Trust
                                                                Bancorp, from 1989 to 1993.                       (2000-present)
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester         Director              Director since     Deputy Dean for Academic Affairs       None       Director of 19
P.O. Box 9095                                     2005          of Harvard Business School since                  registered invest-
Princeton, NJ 08543                                             2006; Mizuho Financial Group,                     ment companies
Age: 54                                                         Professor of Finance, Harvard                     consisting of 25
                                                                Business School, Unit Head,                       portfolios advised
                                                                Finance since 2005; Senior                        by Merrill Lynch
                                                                Associate Dean and Chairman of                    Investment
                                                                the MBA Program of Harvard                        Managers, L.P. or
                                                                Business School from 1999 to                      its affiliates
                                                                2005; Member of the faculty of
                                                                Harvard Business School since
                                                                1981; Independent Consultant
                                                                since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Kevin J. Mulvaney      Director              Director since     President, Strategic Advisors          None       None
33 Trout Brook Lane                               1997          Group, a management-consulting
Norwell, MA 01061                                               firm, since 1997; Formerly
Age: 58                                                         President of DRI/McGraw Hill,
                                                                from 1994 to 1997; Executive
                                                                Vice President, Bank of Boston
                                                                (prior to 1993).
------------------------------------------------------------------------------------------------------------------------------------
            *     Chairman of the Audit Committee.
            **    Further information about the Fund's Directors is available in the Fund's Prospectus, which has been filed with the SEC but has not been deemed effective as of the date of this filing, and which can be obtained upon request, without charge, by calling 1-617-236-7274.
------------------------------------------------------------------------------------------------------------------------------------

Principal Office of the Fund

Access Capital Strategies Community Investment Fund,Inc.
419 Boylston Street, Suite 501
Boston, MA 02116

Custodian

State Street Bank and Trust Company
P.O Box 351
Boston, MA 02101

Transfer Agent

Merrill Lynch Alternative Investments LLC
800 Scudders Mill Road
Plainsboro, NJ 08536

               ACCESS                     Access Capital Strategies Community
               CAPITAL                    Investment Fund, Inc. invests in
WE CONNECT MAIN STREET TO WALL STREET     geographically specific private
                                          placement debt securities located in
                                          portions of the United States
                                          designated by Fund investors.

                                          This report is not authorized for use
                                          as an offer of sale or solicitation of
                                          an offer to buy shares of the Fund
                                          unless accompanied or preceded by the
                                          Fund's current prospectus. Past
                                          performance results shown in this
                                          report should not be considered a
                                          representation of future performance.
                                          Statements and other information
                                          herein are as dated and are subject to
                                          change.

Access Capital Strategies LLC
419 Boylston Street, Suite 501
Boston, MA 02116
Phone: 617-236-7274
Fax: 617-236-7251
www.AccessCapitalFunds.com

Item 2. Code of Ethics

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling 1-607-236-7274.

Item 3. Audit Committee Financial Expert

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Peter J. Blampied and (2) Kevin J. Mulvaney.

Item 4. Principal Accountant Fees and Services

During the fiscal year ended May 31, 2006, Deloitte & Touche LLP was employed principally to perform the annual audit and to render tax services. Fees paid to Deloitte & Touche LLP for each of the last two fiscal years are listed in the following table.

                                                      2006                2005
                                                    --------            --------
Audit fees                                          $ 57,000            $114,000
Audit-related fees                                        --                  --
Tax fees                                            $  6,000            $  5,700
All other fees                                            --                  --
                                                    $ 63,000            $119,700

Audit Fees

      Audit fees for 2006 are $57,000 which include $52,000 for the annual audit of the May 31, 2005 financial statements and the reviews of the quarterly financial statements and $5,000 relating to review of the Fund's filing on Form N-2.

      Audit Fees for 2005 include $49,000 for the annual audit of the May 31, 2004 financial statements and the reviews of quarterly financial statements in accordance with generally accepted auditing standards. Fees also include an estimated $65,000, representing the fees incurred relating to management's assessment of the effectiveness of internal control over financial reporting.

Audit-Related Fees

      Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

      Tax Fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance. Tax fees for 2005 and 2006 are $5,700 and $6,000, respectively.

All Other Fees

      All Other Fees include fees for products and services other than the services reported above.

      (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. The registrant's Committee pre-approves all audit and non-audit services to be performed by the auditor. Its policies and procedures are in place to ensure that the Fund is in compliance with the requirements for pre-approval set forth in the Sarbanes-Oxley Act of 2002 and the SEC rules regarding auditor independence. These policies and procedures provide a mechanism by which management can request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. The policies and procedures are detailed as to the particular service and do not delegate the Committee's responsibility to management. They address any service provided by the auditor, and any audit or audit-related services to be provided by any other audit service provider. The pre-approval process includes an annual and interim component. There were no fees approved pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      The Audit Committee has reviewed the audit and any non-audit services provided by the Fund's independent auditor and has determined that the provision of such services is compatible with the independent auditor's independence.

      (e)(2) 0%

      (f) Not Applicable

      (g) Fiscal Year Ending May 31, 2006 - $0
          Fiscal Year Ending May 31, 2005 - $0

      (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable. The registrant invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies -- as of May 31, 2006.

(a)(1) The portfolio managers are David Sand, Frank Viola and Teresa Giacino. They are responsible for the day-to-day management of the Fund's portfolio. David Sand has been the Chief Investment Officer, President and Co-Managing Member of Access Capital Strategies LLC ("Access Capital") since 1997. Mr. Viola has been a portfolio manager at Merrill Lynch Investment Managers, L.P. ("MLIM") since 1997 and a Managing Director MLIM of since 2002, and was a Director of MLIM from 2000 to 2002 and a Vice President of MLIM from 1997 to 2000. He has been a portfolio manager of the Fund since 2001. Mr. Giacino has been a Vice President and Portfolio Manager of MLIM since 1992. She has been a portfolio manager of the Fund since 2001.

(a)(2)  As of May 31, 2006:

                                                                                        (iii) Number of Other Accounts and
                      (ii) Number of Other Accounts Managed                             Assets for Which Advisory Fee
                      is and Assets by Account Type                                     Performance-Based

                                                                               Other              Other
(i) Name of           Other Registered   Other Pooled                          Registered         Pooled
Portfolio             Investment         Investment                            Investment         Investment
Manager               Companies          Vehicles           Other Accounts     Companies          Vehicles           Other Accounts
------------------------------------------------------------------------------------------------------------------------------------
David Sand                          0                  0                  0                  0                  0                  0
                      $             0    $             0    $             0    $             0    $             0    $             0

Frank Viola                        15                  4                 13                  0                  0                  1
                      $ 7,190,047,546    $10,113,082,550    $ 2,665,460,095    $             0    $             0    $   146,791,118

Teresa Giacino                      1                  0                  0                  0                  0                  0
                      $   124,376,601    $             0    $             0    $             0    $             0    $             0

(iv) Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

The Manager's and the Sub-Manager's services to the Fund are not exclusive. Neither Access nor MLIM is prohibited under the Management Agreement or the Sub-Management Agreement from establishing additional investment entities that will engage in similar transactions as the Fund.

To the extent that portfolios of other funds advised by the Manager or Sub-Manager desire to invest in opportunities available to the Fund, such opportunities will be allocated among the Fund and such other funds in a manner deemed fair and equitable considering all of the circumstances in accordance with procedures approved by the Board (including a majority of the non-interested directors). The participation by such other funds in the community investment market could make it more difficult for the Fund to acquire such private placement debt securities on attractive terms.

(a)(3) As of May 31, 2006:

Portfolio Manager Compensation

The compensation plan of Access Capital's portfolio managers is critical to attract and retain talented asset management professionals.

The Portfolio Manager Compensation Program of MLIM and its affiliates, including the registrant's sub-adviser (collectively, "MLIM"), is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for Access Capital portfolio managers are a fixed base salary and stock compensation.

The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary

Access Capital compensates its portfolio managers through base salaries that are fixed on an annual basis.

Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

Access Capital does not use performance-based compensation as a method of compensating its portfolio managers.

MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to US Treasuries (1-10 years) over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

Cash Bonus

Access Capital does not provide its portfolio managers a cash bonus as a method of compensating its portfolio managers.

Performance-based compensation is distributed to MLIM portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for MLIM portfolio managers.

Stock Bonus

Access Capital compensates its portfolio managers by providing equity in the firm.

Under the MLIM compensation plan, a portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a MLIM portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

Other Compensation Programs

Access Capital does not compensate its portfolio managers through other compensation programs.

MLIM portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

Other Benefits

Access Capital and MLIM Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

(a)(4) Beneficial Ownership of Securities. As of May 31, 2006, Mr. Sand, does not beneficially own any shares issued by the Fund. As of May 31, 2006, Mr. Viola does not beneficially own any shares issued by the Fund. As of May 31, 2006, Ms. Giacino does not beneficially own any shares issued by the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

-----------------------------------------------------------------------------------------------------------
        Period          (a) Total Number of    (b) Average Price   (c) Total Number of   (d) Maximum Number
                         Shares (or Units)    Paid per Share (or    Shares (or Units)      (or Approximate
                             Purchased               Unit)          Purchased as Part     Dollar Value) of
                                                                       of Publicly        Shares (or Units)
                                                                    Announced Plans or     that May Yet Be
                                                                         Programs          Purchased Under
                                                                                            the Plans or
                                                                                              Programs
-----------------------------------------------------------------------------------------------------------
Dec. 1-31, 2005         0                     0                    0                     0
-----------------------------------------------------------------------------------------------------------
Jan. 1-31, 2006*        1,124,738.640         $9.52                0                     0
-----------------------------------------------------------------------------------------------------------
Feb. 1-28, 2006         0                     0                    0                     0
-----------------------------------------------------------------------------------------------------------
Mar. 1-31, 2006         0                     0                    0                     0
-----------------------------------------------------------------------------------------------------------
Apr. 1 - 30, 2006*      157,889.837           $9.33                0                     0
-----------------------------------------------------------------------------------------------------------
May 1 - 31, 2006        0                     0                    0                     0
-----------------------------------------------------------------------------------------------------------
Total                   1,282,628.477         $9.50                0                     0
-----------------------------------------------------------------------------------------------------------

*On January 10, 2006 and April 7, 2006, the Fund offered to repurchase 10,707,511.85 and 1,473,112.17 shares, respectively pursuant to its periodic repurchase plans. The Fund's plans expired on February 3, 2006 and May 2, 2006, respectively. None of the repurchase plans were terminated prior to expiration.

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable.

Item 11. Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on an evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

12(a)(1) - Code of Ethics - See Item 2.

12(a)(2) - Certifications - Attached hereto.

12(a)(3) - Not Applicable.

12(b) - Certifications - Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Access Capital Strategies Community Investment Fund, Inc.


By: /s/ David F. Sand
    -------------------------------
    David F. Sand
    Chief Executive Officer and Principal Financial Officer of
    Access Capital Strategies Community Investment Fund, Inc.

Date: August 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ David F. Sand
    -------------------------------
    David F. Sand
    Chief Executive Officer and Principal Financial Officer of
    Access Capital Strategies Community Investment Fund, Inc.

Date: August 10, 2006